UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): December 21, 2016

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Ference Kesner LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc J. Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 20, 2016, at the Annual Meeting of Shareholders of Sino Agro Food, Inc. (the “Company”), the Company’s shareholders approved (i) electing seven directors named by the Company (Lee Yip Kun, Daniel Ritchey, Tan Poay Teik, Chen Bor Hann, Yap Koi Ming, Nils-Erik Sandberg and Soh Lim Chang), (ii) ratification of ECOVIS David Yeung Hong Kong as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Auditor Ratification”) (iii) the Company’s 2016 Stock Incentive Plan, (iv) by non-binding vote, the executive compensation disclosed in the Proxy Statement (the “Executive Compensation Advisory Vote”), and (v) by non-binding vote, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation (“Advisory Vote Frequency”).

As of October 28, 2016, the record date for the meeting, the Company had outstanding and entitled to vote 22,656,859 shares of common stock and 100 shares of its outstanding Series A Preferred Stock. The 100 shares of Series A Preferred Stock carry the voting power of eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of shareholders of the Company or action by written consent of our shareholders. Each outstanding share of the Series A Preferred Stock shall represent its proportionate share of the 80%, which is allocated to the outstanding shares of Series A Preferred Stock. Accordingly, the 100 shares of Series A Preferred Stock carry the voting power of 90,627,436 shares of Common Stock for an aggregate of 113,284,295 shares of capital stock voting as a single class eligible to be cast on any matter paced before the shareholders. The vote for each proposal was as follows:

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
1. Election of Seven Directors
Lee Yip Kun (Solomon)	92,451,479		168,380		92,619,859* 5,143,523**
Daniel Ritchey	92,486,774		133,085		92,619,859* 5,143,523**
Tan Poay Teik (Peter)	92,444,782		175,077		92,619,859* 5,143,523**
Chen Bor Hann (Michael)	92,442,762		177,097		92,619,859* 5,143,523**
Yap Koi Ming (George)	92,433,172		186,687		92,619,859* 5,143,523**
Nils-Erik Sandberg	92,471,683		148,176		92,619,859* 5,143,523**
Soh Lim Chang (Anthony)	92,436,367		183,492		92,619,859* 5,143,523**
2. Auditor Ratification	97,179,175	506,603		77,603	97,763,382*

3. 2016 Stock Incentive Plan	92,248,328	202,878		168,653	92,619,859* 5,143,523**

4. Executive Compensation Advisory Vote	92,272,533	174,672		172,654	92,619,859* 5,143,523**

5. Advisory Vote Frequency					92,543,162* 5,143,523**
1 Year	1,360,119			76,697
2 Years	113,300
3 Years	91,069,743
*Total **Broker Non-Vote

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: December 21, 2016	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon Chairman and Chief Executive Officer